================================================================================
MORGAN STANLEY                                                 November 12, 2002
Securitized Products Group
                              [MORGAN STANLEY LOGO]

================================================================================

                             COMPUTATIONAL MATERIALS

                                  $428,391,000
                                  APPROXIMATELY

                        MORGAN STANLEY ABS CAPITAL I INC.
                                 SERIES 2002-NC6

                       MORTGAGE PASS-THROUGH CERTIFICATES


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

================================================================================
MORGAN STANLEY                                                 November 12, 2002
Securitized Products Group
                              [MORGAN STANLEY LOGO]

================================================================================

                           APPROXIMATELY $428,391,000
               MORGAN STANLEY ABS CAPITAL I INC., SERIES 2002-NC6

                        MORGAN STANLEY ABS CAPITAL I INC.
                                    DEPOSITOR

                            OCWEN FEDERAL BANK, F.S.B
                                    SERVICER

                             TRANSACTION HIGHLIGHTS
                             ----------------------

                                                                          MODIFIED
                                       EXPECTED RATINGS    AVG LIFE       DURATION
OFFERED                                  (S&P/FITCH/       TO CALL /     TO CALL /
CLASSES   DESCRIPTION     BALANCE          MOODY'S)        MTY(1)(2)    MTY(1)(2)(3)
-------   -----------   ------------   ----------------   -----------   ------------
  A-1     Not Offered   $396,845,000
  A-2       Floater     $283,503,000     AAA/AAA/Aaa      2.88 / 3.20   2.77 / 3.04
  M-1       Floater      $53,756,000      AA/AA/Aa2       5.35 / 5.92   5.00 / 5.45
  M-2       Floater      $46,196,000        A/A/A2        5.33 / 5.83   4.89 / 5.26
  B-1       Floater      $34,857,000     BBB/BBB/Baa2     5.32 / 5.64   4.58 / 4.79
  B-2       Floater      $10,079,000    BBB-/BBB-/Baa3    5.24 / 5.27   4.49 / 4.50


                                            INITIAL
OFFERED     PAYMENT WINDOW TO CALL /     SUBORDINATION
CLASSES            MTY(1)(2)                 LEVEL         BENCHMARK
-------   ----------------------------   -------------    -----------
  A-1        *****Not Offered*****
  A-2     12/02 - 11/10 / 12/02 - 7/20       19.00%       1 Mo. LIBOR
  M-1      2/06 - 11/10 / 2/06 - 7/17        12.60%       1 Mo. LIBOR
  M-2       1/06- 11/10/ 1/06 - 3/16          7.10%       1 Mo. LIBOR
  B-1     12/05 - 11/10 / 12/05 - 5/14        2.95%       1 Mo. LIBOR
  B-2     12/05 - 11/10 / 12/05 - 6/11        1.75%       1 Mo. LIBOR

Notes:  (1)   Certificates are priced to the 10% optional clean-up call.

        (2)   Based on the pricing prepayment speed. See details below.

        (3)   Assumes pricing at par.

ISSUER:                       Morgan Stanley ABS Capital I Inc. Trust 2002-NC6.

DEPOSITOR:                    Morgan Stanley ABS Capital I Inc.

ORIGINATOR:                   NC Capital Corporation

SERVICER:                     Ocwen Federal Bank, F.S.B

TRUSTEE:                      Deutsche Bank National Trust Company.

MANAGERS:                     Morgan Stanley (lead manager), Utendahl Capital
                              Partners, L.P. and The Williams Capital Group,
                              L.P.

RATING AGENCIES:              Standard & Poor's, Fitch Ratings and Moody's
                              Investors Service.

OFFERED CERTIFICATES:         Classes A-2, M-1, M-2, B-1 and B-2 Certificates.

EXPECTED CLOSING DATE:        November 26, 2002 through DTC and Euroclear or
                              Clearstream, Luxembourg. The Certificates will be sold without accrued interest.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

DISTRIBUTION DATES:           The 25th of each month, or if such day is not a
                              business day, on the next business day, beginning
                              December 26, 2002.

FINAL SCHEDULED
DISTRIBUTION DATE:            The Distribution Date occurring in December 2032.

DUE PERIOD:                   For any Distribution Date, the period commencing
                              on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:      The interest accrual period for the Offered
                              Certificates with respect to any Distribution Date will be the period beginning with the previous
                              Distribution Date (or, in the case of the first
                              Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:               The Trust will consist of two groups of adjustable
                              and fixed rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS:       Approximately $489.9 million of Mortgage Loans
                              with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE LOANS:      Approximately $350.0 million of Mortgage Loans
                              that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT SPEED:     o   Fixed Rate Mortgage Loans: CPR starting at
                                  approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23%
                                  CPR thereafter

                              o   ARM Mortgage Loans: CPR of 25%

CREDIT ENHANCEMENT:           The Offered Certificates are credit enhanced by:

                              1) Net monthly excess cashflow from the Mortgage Loans,

                              2) 1.75% overcollateralization (funded upfront). After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the initial balance of the Mortgage Loans, and

                              3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

SENIOR ENHANCEMENT
PERCENTAGE:                   For any Distribution Date, the percentage obtained
                              by dividing (x) the aggregate Certificate
                              Principal Balance of the subordinate certificates
                              (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such
                              Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE:               The later to occur of:

                              (x) The earlier of:

                                  (a) the Distribution Date occurring in
                                      December 2005; and

                                  (b) the Distribution Date on which the
                                      aggregate balance of the Class A
                                      Certificates is reduced to zero; and

                              (y) the first Distribution Date on which the
                                  Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution
                                  Date) is greater than or equal to
                                  approximately 38.00%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TRIGGER EVENT:                A Trigger Event is in effect on any Distribution
                              Date if (i) on that Distribution Date the 60 Day+
                              Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement Percentage and (ii) may include other trigger events related to the performance of the Mortgage Loans. The 60 Day+
                              Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION
PERCENTAGE:                   Class A:        19.00%
                              Class M-1:      12.60%
                              Class M-2:       7.10%
                              Class B-1:       2.95%
                              Class B-2:       1.75%

OPTIONAL CLEAN-UP CALL:       When the current aggregate principal balance of
                              the Mortgage Loans is less than or equal to 10% of the total initial principal balance of the Mortgage Loans as of the Cut-off Date. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other
                              Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.

STEP-UP COUPONS:              For all Offered Certificates the coupon will
                              increase after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH
RATE: The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH
RATE: The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH
RATE: The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH
RATE: The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH
RATE: The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH
RATE: The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC CAP: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP I CAP:             As to any Distribution Date, a per annum rate
                              equal to the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

LOAN GROUP II CAP:            As to any Distribution Date, a per annum rate
                              equal to the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

CLASS A-1 BASIS RISK
CARRY FORWARD AMOUNT:         As to any Distribution Date, the supplemental
                              interest amount for the Class A-1 Certificates will equal the sum of:

                              (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                              (ii)  any Class A-1 Basis Risk Carry Forward
                                    Amount remaining unpaid from prior
                                    Distribution Dates; and

                              (iii) interest on the amount in clause (ii) at the
                                    related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2 BASIS RISK
CARRY FORWARD AMOUNT:         As to any Distribution Date, the supplemental
                              interest amount for the Class A-2 Certificates will equal the sum of:

                              (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                              (ii)  any Class A-2 Basis Risk Carry Forward
                                    Amount remaining unpaid from prior
                                    Distribution Dates; and

                              (iii) interest on the amount in clause (ii) at the
                                    related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, B-1 AND
B-2 BASIS RISK CARRY
FORWARD AMOUNTS:              As to any Distribution Date, the supplemental
                              interest amount for each of the Class M-1, M-2, B-1 and B-2 Certificates will equal the sum of:

                              (i) the excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                              (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                              (iii) interest on the amount in clause (ii) at the
                                    Certificates' applicable Pass-Through Rate
                                    (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS ON
OFFERED CERTIFICATES:         On each Distribution Date and after payments of
                              servicing and trustee fees and other expenses, interest distributions from the Interest
                              Remittance Amount will be allocated as follows:

                              (i)   the portion of the Interest Remittance
                                    Amount attributable to the Group I Mortgage
                                    Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, to the Class A-2 Certificates;

                              (ii)  the portion of the Interest Remittance
                                    Amount attributable to the Group II Mortgage
                                    Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 Certificates and second, to the Class A-1 Certificates;

                              (iii) to the Class M-1 Certificates, its Accrued
                                    Certificate Interest;

                              (iv) to the Class M-2 Certificates, its Accrued Certificate Interest;

                              (v) to the Class B-1 Certificates, its Accrued Certificate Interest; and

                              (vi) to the Class B-2 Certificates, its Accrued Certificate Interest.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS ON
OFFERED CERTIFICATES:         On each Distribution Date (a) prior to the
                              Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i)   to the Class A Certificates, allocated
                                    between the Class A Certificates as
                                    described below, until the Certificate
                                    Principal Balances thereof have been reduced to zero;

                              (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                              (iii) to the Class M-2 Certificates, until the
                                    Certificate Principal Balance thereof have been reduced to zero;

                              (iv) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero; and

                              (v) to the Class B-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

                              On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                              (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                              (iii) to the Class M-2 Certificates, the lesser of
                                    the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                              (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero; and

                              (v) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.

                              All principal distributions to the Class A
                              Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

ALLOCATION OF NET MONTHLY
EXCESS CASHFLOW:              For any Distribution Date, any Net Monthly Excess
                              Cashflow shall be paid as follows:

                              (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                              (ii)   to the Class M-1 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                              (iv)   to the Class M-2 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (v) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                              (vi)   to the Class B-1 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (vii) to the Class B-2 Certificates, the unpaid interest shortfall amount;

                              (viii) to the Class B-2 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (ix) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and

                              (x) sequentially, to Classes M-1, M-2, B-1 and B-2 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE
AMOUNT: For any Distribution Date, the portion of available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE
INTEREST:                     For any Distribution Date and each class of
                              Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 or similar state law allocated to such class.

PRINCIPAL DISTRIBUTION
AMOUNT: On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL
DISTRIBUTION AMOUNT:          On any Distribution Date, the excess of (i) the
                              aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE
AMOUNT: On any Distribution Date, the sum of (i) all scheduled payments of principal collected or advanced on the Mortgage Loans during the Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

NET MONTHLY EXCESS
CASHFLOW:                     For any Distribution Date is the amount of funds
                              available for distribution on such Distribution
                              Date remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date, the lesser of (i) the
                              excess of (x) interest collected or advanced with respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution
                              Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED
AMOUNT: For any Distribution Date, means the excess, if any of (i) the overcollateralization and (ii) the required overcollateralization for such Distribution Date.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS A PRINCIPAL
ALLOCATION PERCENTAGE:        For any Distribution Date, the percentage
                              equivalent of a fraction, determined as follows:
                              (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution
                              Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal
                              Remittance Amount for such Distribution Date and
                              (ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution
                              Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal
                              Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date, an amount equal to the
                              excess of (x) the aggregate Certificate Principal
                              Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                              62.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                              Loans as of the last day of the related Due Period over $4,199,678.

CLASS M-1 PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 74.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,199,678.

CLASS M-2 PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,199,678.

CLASS B-1 PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class B-1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,199,678.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS B-2 PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class B-2
                              Certificates immediately prior to such
                              Distribution Date and over (y) the lesser of (A) the product of (i) approximately 96.50% and (ii) the aggregate principal balance of the Mortgage
                              Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,199,678.

TRUST TAX STATUS:             REMIC.

ERISA ELIGIBILITY:            Subject to the considerations in the Prospectus,
                              all Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:            It is anticipated that the Class A-2 and Class M-1
                              Certificates will be SMMEA eligible.

PROSPECTUS:                   The Class A-2, Class M-1, Class M-2, Class B-1 and
                              Class B-2 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

DATES                              PPC 0%  PPC 75%  PPC 100%  PPC 125%  PPC 150%
---------------------------------  ------  -------  --------  --------  --------
Initial                               100      100       100       100       100
November 2003                          99       81        75        69        62
November 2004                          98       61        50        40        31
November 2005                          96       45        32        21        11
November 2006                          95       35        27        20        11
November 2007                          93       28        20        14        10
November 2008                          92       23        15        10         7
November 2009                          90       19        12         7         5
November 2010                          88       15         9         5         3
November 2011                          86       12         7         4         3
November 2012                          84       10         5         3         1
November 2013                          81        8         4         2         0
November 2014                          78        7         3         2         0
November 2015                          75        5         3         1         0
November 2016                          72        4         2         0         0
November 2017                          68        4         2         0         0
November 2018                          65        3         1         0         0
November 2019                          61        2         0         0         0
November 2020                          57        2         0         0         0
November 2021                          52        2         0         0         0
November 2022                          48        1         0         0         0
November 2023                          42        1         0         0         0
November 2024                          37        0         0         0         0
November 2025                          33        0         0         0         0
November 2026                          29        0         0         0         0
November 2027                          25        0         0         0         0
November 2028                          21        0         0         0         0
November 2029                          16        0         0         0         0
November 2030                          10        0         0         0         0
November 2031                           5        0         0         0         0
November 2032                           0        0         0         0         0
Average Life to Maturity (years)    18.51     4.22      3.20      2.51      1.97
Average Life to Call (1) (years)    18.47     3.84      2.88      2.24      1.74

(1)   10% Optional Clean-Up Call


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

DATES                              PPC 0%  PPC 75%  PPC 100%  PPC 125%  PPC 150%
---------------------------------  ------  -------  --------  --------  --------
Initial                               100      100       100       100       100
November 2003                         100      100       100       100       100
November 2004                         100      100       100       100       100
November 2005                         100      100       100       100       100
November 2006                         100       88        65        47        79
November 2007                         100       71        48        32        21
November 2008                         100       57        36        22        13
November 2009                         100       46        27        15         8
November 2010                         100       37        20        10         5
November 2011                         100       29        15         7         2
November 2012                         100       24        11         5         0
November 2013                         100       19         8         2         0
November 2014                         100       15         6         0         0
November 2015                         100       12         4         0         0
November 2016                         100        9         2         0         0
November 2017                         100        7         0         0         0
November 2018                         100        6         0         0         0
November 2019                         100        5         0         0         0
November 2020                         100        3         0         0         0
November 2021                         100        0         0         0         0
November 2022                         100        0         0         0         0
November 2023                         100        0         0         0         0
November 2024                          99        0         0         0         0
November 2025                          90        0         0         0         0
November 2026                          79        0         0         0         0
November 2027                          68        0         0         0         0
November 2028                          56        0         0         0         0
November 2029                          43        0         0         0         0
November 2030                          29        0         0         0         0
November 2031                          14        0         0         0         0
November 2032                           0        0         0         0         0
Average Life to Maturity (years)    26.31     7.81      5.92      5.02      4.81
Average Life to Call (1) (years)    26.19     7.09      5.35      4.59      4.44

(1)   10% Optional Clean-Up Call


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

DATES                              PPC 0%  PPC 75%  PPC 100%  PPC 125%  PPC 150%
---------------------------------  ------  -------  --------  --------  --------
Initial                               100      100       100       100       100
November 2003                         100      100       100       100       100
November 2004                         100      100       100       100       100
November 2005                         100      100       100       100       100
November 2006                         100       88        65        47        33
November 2007                         100       71        48        32        21
November 2008                         100       57        36        22        13
November 2009                         100       46        27        15         8
November 2010                         100       37        20        10         3
November 2011                         100       29        15         7         0
November 2012                         100       24        11         2         0
November 2013                         100       19         8         0         0
November 2014                         100       15         5         0         0
November 2015                         100       12         1         0         0
November 2016                         100        9         0         0         0
November 2017                         100        7         0         0         0
November 2018                         100        4         0         0         0
November 2019                         100        1         0         0         0
November 2020                         100        0         0         0         0
November 2021                         100        0         0         0         0
November 2022                         100        0         0         0         0
November 2023                         100        0         0         0         0
November 2024                          99        0         0         0         0
November 2025                          90        0         0         0         0
November 2026                          79        0         0         0         0
November 2027                          68        0         0         0         0
November 2028                          56        0         0         0         0
November 2029                          43        0         0         0         0
November 2030                          29        0         0         0         0
November 2031                          14        0         0         0         0
November 2032                           0        0         0         0         0
Average Life to Maturity (years)    26.30     7.73      5.83      4.83      4.35
Average Life to Call (1) (years)    26.19     7.09      5.33      4.45      4.03

(1)   10% Optional Clean-Up Call


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

Dates                              PPC 0%  PPC 75%  PPC 100%  PPC 125%  PPC 150%
---------------------------------  ------  -------  --------  --------  --------
Initial                               100      100       100       100       100
November 2003                         100      100       100       100       100
November 2004                         100      100       100       100       100
November 2005                         100      100       100       100       100
November 2006                         100       88        65        47        33
November 2007                         100       71        48        32        21
November 2008                         100       57        36        22        10
November 2009                         100       46        27        14         2
November 2010                         100       37        20         6         0
November 2011                         100       29        13         0         0
November 2012                         100       24         7         0         0
November 2013                         100       19         2         0         0
November 2014                         100       14         0         0         0
November 2015                         100        8         0         0         0
November 2016                         100        4         0         0         0
November 2017                         100        1         0         0         0
November 2018                         100        0         0         0         0
November 2019                         100        0         0         0         0
November 2020                         100        0         0         0         0
November 2021                         100        0         0         0         0
November 2022                         100        0         0         0         0
November 2023                         100        0         0         0         0
November 2024                          99        0         0         0         0
November 2025                          90        0         0         0         0
November 2026                          79        0         0         0         0
November 2027                          68        0         0         0         0
November 2028                          56        0         0         0         0
November 2029                          43        0         0         0         0
November 2030                          29        0         0         0         0
November 2031                          11        0         0         0         0
November 2032                           0        0         0         0         0
Average Life to Maturity (years)    26.27     7.50      5.64      4.62      4.06
Average Life to Call (1) (years)    26.19     7.09      5.32      4.38      3.85

(1)   10% Optional Clean-Up Call


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

Dates                              PPC 0%  PPC 75%  PPC 100%  PPC 125%  PPC 150%
---------------------------------  ------  -------  --------  --------  --------
Initial                               100      100       100       100       100
November 2003                         100      100       100       100       100
November 2004                         100      100       100       100       100
November 2005                         100      100       100       100       100
November 2006                         100       88        65        47        33
November 2007                         100       71        48        32         9
November 2008                         100       57        36        13         0
November 2009                         100       46        24         0         0
November 2010                         100       37         7         0         0
November 2011                         100       29         0         0         0
November 2012                         100       16         0         0         0
November 2013                         100        5         0         0         0
November 2014                         100        0         0         0         0
November 2015                         100        0         0         0         0
November 2016                         100        0         0         0         0
November 2017                         100        0         0         0         0
November 2018                         100        0         0         0         0
November 2019                         100        0         0         0         0
November 2020                         100        0         0         0         0
November 2021                         100        0         0         0         0
November 2022                         100        0         0         0         0
November 2023                         100        0         0         0         0
November 2024                          99        0         0         0         0
November 2025                          90        0         0         0         0
November 2026                          79        0         0         0         0
November 2027                          68        0         0         0         0
November 2028                          56        0         0         0         0
November 2029                          43        0         0         0         0
November 2030                          29        0         0         0         0
November 2031                           0        0         0         0         0
November 2032                           0        0         0         0         0
Average Life to Maturity (years)    26.16     7.02      5.27      4.29      3.75
Average Life to Call (1) (years)    26.15     6.99      5.24      4.28      3.74

(1)   10% Optional Clean-Up Call


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD   CLASS A-2 CAP (%)   CLASS M-1 CAP (%)   CLASS M-2 CAP (%)   CLASS B-1 CAP (%)   CLASS B-2 CAP (%)
------   -----------------   -----------------   -----------------   -----------------   -----------------
            ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360
0                       --                  --                  --                  --                  --
1                     8.02                7.85                7.85                7.85                7.85
2                     7.56                7.39                7.39                7.39                7.39
3                     7.63                7.43                7.43                7.43                7.43
4                     8.51                8.28                8.28                8.28                8.28
5                     7.75                7.52                7.52                7.52                7.52
6                     8.01                7.77                7.77                7.77                7.77
7                     7.76                7.52                7.52                7.52                7.52
8                     8.02                7.77                7.77                7.77                7.77
9                     7.76                7.52                7.52                7.52                7.52
10                    7.77                7.52                7.52                7.52                7.52
11                    8.03                7.77                7.77                7.77                7.77
12                    7.78                7.52                7.52                7.52                7.52
13                    8.05                7.77                7.77                7.77                7.77
14                    7.80                7.52                7.52                7.52                7.52
15                    7.80                7.52                7.52                7.52                7.52
16                    8.35                8.04                8.04                8.04                8.04
17                    7.82                7.52                7.52                7.52                7.52
18                    8.09                7.77                7.77                7.77                7.77
19                    7.84                7.52                7.52                7.52                7.52
20                    8.11                7.77                7.77                7.77                7.77
21                    7.86                7.52                7.52                7.52                7.52
22                    7.87                7.52                7.52                7.52                7.52
23                    9.01                8.75                8.75                8.75                8.75
24                    8.73                8.47                8.47                8.47                8.47
25                    9.03                8.75                8.75                8.75                8.75
26                    8.76                8.46                8.46                8.46                8.46
27                    8.77                8.46                8.46                8.46                8.46
28                    9.73                9.37                9.37                9.37                9.37
29                    9.64                9.41                9.41                9.41                9.41
30                    9.98                9.72                9.72                9.72                9.72
31                    9.67                9.40                9.40                9.40                9.40
32                   10.02                9.72                9.72                9.72                9.72
33                    9.71                9.40                9.40                9.40                9.40
34                    9.74                9.41                9.41                9.41                9.41
35                   11.01               10.73               10.73               10.73               10.73
36                   10.68               10.38               10.38               10.38               10.38
37                   23.91               10.72               10.72               10.72               10.72
38                   12.26               10.38               10.38               10.38               10.38
39                   12.20               10.37               10.37               10.37               10.37

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD   CLASS A-2 CAP (%)   CLASS M-1 CAP (%)   CLASS M-2 CAP (%)   CLASS B-1 CAP (%)   CLASS B-2 CAP (%)
------   -----------------   -----------------   -----------------   -----------------   -----------------
            ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360
40                   13.46               11.49               11.49               11.49               11.49
41                   12.97               11.35               11.35               11.35               11.35
42                   13.40               11.72               11.72               11.72               11.72
43                   12.97               11.34               11.34               11.34               11.34
44                   13.40               11.72               11.72               11.72               11.72
45                   12.97               11.34               11.34               11.34               11.34
46                   12.97               11.34               11.34               11.34               11.34
47                   14.01               12.40               12.40               12.40               12.40
48                   13.56               12.00               12.00               12.00               12.00
49                   14.01               12.40               12.40               12.40               12.40
50                   13.56               12.00               12.00               12.00               12.00
51                   13.56               11.99               11.99               11.99               11.99
52                   15.01               13.28               13.28               13.28               13.28
53                   13.60               12.03               12.03               12.03               12.03
54                   14.05               12.43               12.43               12.43               12.43
55                   13.59               12.02               12.02               12.02               12.02
56                   14.05               12.42               12.42               12.42               12.42
57                   13.59               12.02               12.02               12.02               12.02
58                   13.59               12.02               12.02               12.02               12.02
59                   14.07               12.44               12.44               12.44               12.44
60                   13.62               12.04               12.04               12.04               12.04
61                   14.07               12.44               12.44               12.44               12.44
62                   13.61               12.04               12.04               12.04               12.04
63                   13.61               12.03               12.03               12.03               12.03
64                   14.55               12.86               12.86               12.86               12.86
65                   13.61               12.03               12.03               12.03               12.03
66                   14.06               12.43               12.43               12.43               12.43
67                   13.61               12.03               12.03               12.03               12.03
68                   14.06               12.43               12.43               12.43               12.43
69                   13.61               12.03               12.03               12.03               12.03
70                   13.61               12.02               12.02               12.02               12.02
71                   14.06               12.42               12.42               12.42               12.42
72                   13.61               12.02               12.02               12.02               12.02
73                   14.06               12.42               12.42               12.42               12.42
74                   13.60               12.02               12.02               12.02               12.02
75                   13.60               12.02               12.02               12.02               12.02
76                   15.06               13.30               13.30               13.30               13.30
77                   13.60               12.01               12.01               12.01               12.01

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD   CLASS A-2 CAP (%)   CLASS M-1 CAP (%)   CLASS M-2 CAP (%)   CLASS B-1 CAP (%)   CLASS B-2 CAP (%)
------   -----------------   -----------------   -----------------   -----------------   -----------------
            ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360
78                   14.06               12.41               12.41               12.41               12.41
79                   13.60               12.01               12.01               12.01               12.01
80                   14.06               12.41               12.41               12.41               12.41
81                   13.60               12.01               12.01               12.01               12.01
82                   13.60               12.01               12.01               12.01               12.01
83                   13.29               12.40               12.40               12.40               12.40
84                   12.05               12.00               12.00               12.00               12.00
85                   12.47               12.40               12.40               12.40               12.40
86                   12.08               12.00               12.00               12.00               12.00
87                   12.10               12.00               12.00               12.00               12.00
88                   13.41               13.28               13.28               13.28               13.28
89                   12.13               12.00               12.00               12.00               12.00
90                   12.56               12.40               12.40               12.40               12.40
91                   12.17               11.99               11.99               11.99               11.99
92                   12.60               12.39               12.39               12.39               12.39
93                   12.21               11.99               11.99               11.99               11.99
94                   12.23               11.99               11.99               11.99               11.99
95                   12.66               12.39               12.39               12.39               12.39
96                   12.27               11.99               11.99               11.99               11.99
97                   12.70               12.39               12.39               12.39               12.39
98                   12.32               11.99               11.99               11.99               11.99
99                   12.34               11.98               11.98               11.98               11.98
100                  13.69               13.27               13.27               13.27               13.27
101                  12.39               11.98               11.98               11.98               11.98
102                  12.83               12.38               12.38               12.38               12.38
103                  12.44               11.98               11.98               11.98               11.98
104                  12.88               12.38               12.38               12.38               12.38
105                  12.50               11.98               11.98               11.98               11.98
106                  12.52               11.98               11.98               11.98                  --
107                  12.97               12.38               12.38               12.38                  --
108                  12.58               11.97               11.97               11.97                  --
109                  13.03               12.37               12.37               12.37                  --
110                  12.64               11.97               11.97               11.97                  --
111                  12.68               11.97               11.97               11.97                  --
112                  13.59               12.80               12.80               12.80                  --
113                  12.74               11.97               11.97               11.97                  --
114                  13.20               12.37               12.37               12.37                  --
115                  12.81               11.97               11.97               11.97                  --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD   CLASS A-2 CAP (%)   CLASS M-1 CAP (%)   CLASS M-2 CAP (%)   CLASS B-1 CAP (%)   CLASS B-2 CAP (%)
------   -----------------   -----------------   -----------------   -----------------   -----------------
            ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360
116                  13.28               12.37               12.37               12.37                  --
117                  12.89               11.97               11.97               11.97                  --
118                  12.93               11.97               11.97               11.97                  --
119                  13.40               12.36               12.36               12.36                  --
120                  13.01               11.96               11.96               11.96                  --
121                  13.48               12.36               12.36               12.36                  --
122                  13.09               11.96               11.96               11.96                  --
123                  13.13               11.96               11.96               11.96                  --
124                  14.59               13.24               13.24               13.24                  --
125                  13.22               11.96               11.96               11.96                  --
126                  13.71               12.36               12.36               12.36                  --
127                  13.32               11.96               11.96               11.96                  --
128                  13.82               12.36               12.36               12.36                  --
129                  13.42               11.96               11.96               11.96                  --
130                  13.47               11.96               11.96               11.96                  --
131                  13.98               12.35               12.35               12.35                  --
132                  13.58               11.95               11.95               11.95                  --
133                  14.09               12.35               12.35               12.35                  --
134                  13.70               11.95               11.95               11.95                  --
135                  13.76               11.95               11.95               11.95                  --
136                  15.30               13.23               13.23               13.23                  --
137                  13.88               11.95               11.95               11.95                  --
138                  14.41               12.35               12.35               12.35                  --
139                  14.01               11.95               11.95               11.95                  --
140                  14.55               12.35               12.35               12.35                  --
141                  14.15               11.95               11.95                  --                  --
142                  14.22               11.95               11.95                  --                  --
143                  14.77               12.34               12.34                  --                  --
144                  14.37               11.95               11.95                  --                  --
145                  14.93               12.34               12.34                  --                  --
146                  14.52               11.95               11.95                  --                  --
147                  14.61               11.94               11.94                  --                  --
148                  16.26               13.22               13.22                  --                  --
149                  14.78               11.94               11.94                  --                  --
150                  15.36               12.34               12.34                  --                  --
151                  14.95               11.94               11.94                  --                  --
152                  15.55               12.34               12.34                  --                  --
153                  15.14               11.94               11.94                  --                  --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD   CLASS A-2 CAP (%)   CLASS M-1 CAP (%)   CLASS M-2 CAP (%)   CLASS B-1 CAP (%)   CLASS B-2 CAP (%)
------   -----------------   -----------------   -----------------   -----------------   -----------------
            ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360
154                  15.24               11.94               11.94                  --                  --
155                  15.85               12.34               12.34                  --                  --
156                  15.44               11.94               11.94                  --                  --
157                  16.07               12.34               12.34                  --                  --
158                  15.66               11.94               11.94                  --                  --
159                  15.77               11.94               11.94                  --                  --
160                  16.98               12.76               12.76                  --                  --
161                  16.00               11.94               11.94                  --                  --
162                  16.66               12.34               12.34                  --                  --
163                  16.25               11.94               11.94                  --                  --
164                  16.92               12.34                  --                  --                  --
165                  16.50               11.94                  --                  --                  --
166                  16.64               11.94                  --                  --                  --
167                  17.34               12.34                  --                  --                  --
168                  16.92               11.94                  --                  --                  --
169                  17.63               12.34                  --                  --                  --
170                  17.21               11.94                  --                  --                  --
171                  17.37               11.94                  --                  --                  --
172                  19.40               13.22                  --                  --                  --
173                  17.68               11.94                  --                  --                  --
174                  18.45               12.34                  --                  --                  --
175                  18.02               11.94                  --                  --                  --
176                  18.80               12.34                  --                  --                  --
177                  18.38               11.94                  --                  --                  --
178                  18.56               11.94                  --                  --                  --
179                  19.37               12.34                  --                  --                  --
180                  18.94               11.94                  --                  --                  --
181                  19.89                  --                  --                  --                  --
182                  19.59                  --                  --                  --                  --
183                  19.95                  --                  --                  --                  --
184                  22.51                  --                  --                  --                  --
185                  20.74                  --                  --                  --                  --
186                  21.88                  --                  --                  --                  --
187                  21.64                  --                  --                  --                  --
188                  22.88                  --                  --                  --                  --
189                  22.68                  --                  --                  --                  --
190                  23.26                  --                  --                  --                  --
191                  24.67                  --                  --                  --                  --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD   CLASS A-2 CAP (%)   CLASS M-1 CAP (%)   CLASS M-2 CAP (%)   CLASS B-1 CAP (%)   CLASS B-2 CAP (%)
------   -----------------   -----------------   -----------------   -----------------   -----------------
            ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360          ACTUAL/360
192                  24.55                  --                  --                  --                  --
193                  26.10                  --                  --                  --                  --
194                  26.01                  --                  --                  --                  --
195                  26.83                  --                  --                  --                  --
196                  30.70                  --                  --                  --                  --
197                  28.72                  --                  --                  --                  --
198                  30.81                  --                  --                  --                  --
199                  31.04                  --                  --                  --                  --
200                  33.48                  --                  --                  --                  --
201                  33.92                  --                  --                  --                  --
202                  35.65                  --                  --                  --                  --
203                  38.87                  --                  --                  --                  --
204                  39.87                  --                  --                  --                  --
205                  43.92                  --                  --                  --                  --
206                  45.59                  --                  --                  --                  --
207                  49.26                  --                  --                  --                  --
208                  57.42                  --                  --                  --                  --
209                  59.22                  --                  --                  --                  --
210                  68.41                  --                  --                  --                  --
211                  75.32                  --                  --                  --                  --
212                  90.68                  --                  --                  --                  --
213                 105.71                  --                  --                  --                  --
214                 133.86                  --                  --                  --                  --
215                 190.51                  --                  --                  --                  --
216                 301.27                  --                  --                  --                  --
217                      *                  --                  --                  --                  --
218                     --                  --                  --                  --                  --

o In Period 217, the A-2 Class has a balance of $58,578 and is paid $96,701 in interest.

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

ALL RECORDS
================================================================================

Summary Statistics

Number of Mortgage Loans: 5,325
Aggregate Principal Balance ($): 839,935,664
Weighted Average Current Mortgage Rate (%): 8.106
Non-Zero Weighted Average Margin (%): 6.567
Non-Zero Weighted Average Maximum Rate (%): 15.232
Weighted Average Stated Original Term (months): 354
Weighted Average Stated Remaining Term (months): 352
Weighted Average Original LTV (%): 78.69
% First Liens: 100.00
% Owner Occupied: 94.56
% Purchase: 19.58
% Full Doc: 56.61
Non-Zero Weighted Average Credit Score: 598

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Product Types                                        Loans       Balance ($)     Balance   Rate (%)   Term (Months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
Fixed - 10 Year                                         19        975,279.00        0.12      8.627             118      63.03
Fixed - 15 Year                                        178     15,578,732.00        1.85      8.401             178      71.30
Fixed - 20 Year                                         86      7,910,356.00        0.94      8.390             238      74.01
Fixed - 25 Year                                          8      1,031,065.00        0.12      7.875             298      76.45
Fixed - 30 Year                                      1,392    203,536,792.00       24.23      8.020             358      76.71
ARM - 2 Year/6 Month                                 3,472    574,589,094.00       68.41      8.202             358      79.65
ARM - 3 Year/6 Month                                   126     22,743,820.00        2.71      7.741             358      78.51
ARM - 10 Year IO/1 Month                                44     13,570,525.00        1.62      5.405             298      80.82
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               5,325    839,935,664.00      100.00      8.106             352      78.69
                                                  ========   ===============   =========   ========   =============   ========


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

ALL RECORDS
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Range of Gross Interest Rates (%)                    Loans       Balance ($)     Balance   Rate (%)   Term (Months)    Ltv (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
4.000 - 4.999                                            5      1,714,644.00        0.20      4.847             298      85.96
5.000 - 5.999                                           84     22,966,531.00        2.73      5.652             326      77.76
6.000 - 6.999                                          550    121,007,077.00       14.41      6.762             353      75.09
7.000 - 7.999                                        1,603    297,672,046.00       35.44      7.581             354      79.08
8.000 - 8.999                                        1,685    244,664,697.00       29.13      8.575             353      80.22
9.000 - 9.999                                        1,011    115,940,833.00       13.80      9.549             352      79.71
10.000 - 10.999                                        274     26,472,083.00        3.15     10.520             351      75.21
11.000 - 11.999                                         81      7,321,266.00        0.87     11.549             342      72.06
12.000 - 12.999                                         27      1,907,713.00        0.23     12.414             344      69.45
13.000 - 13.999                                          4        200,734.00        0.02     13.290             303      68.06
14.000 - 14.999                                          1         68,039.00        0.01     14.750             178      65.00
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               5,325    839,935,664.00      100.00      8.106             352      78.69
                                                  ========   ===============   =========   ========   =============   ========
Minimum: 4.840
Maximum: 14.750
Weighted Average: 8.106


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

ALL RECORDS
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Range of Cut-off Date Principal Balances ($)         Loans       Balance ($)     Balance   Rate (%)   Term (Months)    Ltv (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
1 - 25,000                                               3         67,842.00        0.01     10.682             236      20.00
25,001 - 50,000                                        361     15,331,470.00        1.83      9.357             325      70.62
50,001 - 75,000                                        726     45,410,175.00        5.41      9.046             338      75.55
75,001 - 100,000                                       732     64,431,851.00        7.67      8.744             349      76.51
100,001 - 125,000                                      692     77,896,214.00        9.27      8.505             351      77.63
125,001 - 150,000                                      586     80,821,413.00        9.62      8.361             354      79.02
150,001 - 175,000                                      482     78,208,234.00        9.31      8.147             353      78.74
175,001 - 200,000                                      412     77,392,408.00        9.21      8.116             354      79.23
200,001 - 225,000                                      271     57,798,845.00        6.88      7.939             355      79.00
225,001 - 250,000                                      228     54,215,611.00        6.45      7.949             353      79.31
250,001 - 275,000                                      179     46,927,039.00        5.59      7.864             355      80.38
275,001 - 300,000                                      132     37,955,262.00        4.52      7.962             356      79.37
300,001 - 325,000                                      105     32,828,288.00        3.91      7.920             357      81.15
325,001 - 350,000                                       80     26,972,933.00        3.21      7.389             351      81.16
350,001 - 375,000                                       85     30,763,367.00        3.66      7.575             356      80.99
375,001 - 400,000                                       57     22,083,066.00        2.63      7.641             357      80.97
400,001 - 425,000                                       54     22,284,949.00        2.65      7.453             356      81.19
425,001 - 450,000                                       35     15,326,001.00        1.82      7.350             354      79.57
450,001 - 475,000                                       26     12,010,536.00        1.43      7.403             349      77.90
475,001 - 500,000                                       49     24,147,780.00        2.87      7.405             353      78.09
500,001 - 750,000                                       30     17,062,382.00        2.03      6.915             353      75.96
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               5,325    839,935,664.00      100.00      8.106             352      78.69
                                                  ========   ===============   =========   ========   =============   ========
Minimum: 20,916
Maximum: 683,255
Average: 157,734


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

ALL RECORDS
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Stated Original Terms (Months)                       Loans       Balance ($)     Balance   Rate (%)   Term (Months)    Ltv (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
120                                                     19        975,279.00        0.12      8.627             118      63.03
180                                                    178     15,578,732.00        1.85      8.401             178      71.30
240                                                     86      7,910,356.00        0.94      8.390             238      74.01
300                                                     52     14,601,590.00        1.74      5.579             298      80.51
360                                                  4,990    800,869,706.00       95.35      8.143             358      78.87
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               5,325    839,935,664.00      100.00      8.106             352      78.69
                                                  ========   ===============   =========   ========   =============   ========
Minimum: 120
Maximum: 360
Weighted Average: 354

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Range of Stated Remaining Terms (months)             Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
109 - 120                                               19        975,279.00        0.12      8.627             118      63.03
169 - 180                                              178     15,578,732.00        1.85      8.401             178      71.30
229 - 240                                               86      7,910,356.00        0.94      8.390             238      74.01
289 - 300                                               52     14,601,590.00        1.74      5.579             298      80.51
349 - 360                                            4,990    800,869,706.00       95.35      8.143             358      78.87
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               5,325    839,935,664.00      100.00      8.106             352      78.69
                                                  ========   ===============   =========   ========   =============   ========
Minimum: 117
Maximum: 359
Weighted Average: 352


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

ALL RECORDS
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Range of Original LTV Ratios (%)                     Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
<= 10.00                                                 1         37,315.00        0.00      8.250             358       9.49
10.01 - 20.00                                           12        689,157.00        0.08      8.200             332      17.12
20.01 - 30.00                                           27      2,042,156.00        0.24      7.972             338      24.74
30.01 - 40.00                                           45      4,616,393.00        0.55      7.865             336      35.58
40.01 - 50.00                                          127     15,096,743.00        1.80      7.842             342      46.51
50.01 - 60.00                                          234     33,805,783.00        4.02      7.860             350      56.07
60.01 - 70.00                                          682     99,778,364.00       11.88      8.111             347      66.67
70.01 - 80.00                                        2,095    325,336,974.00       38.73      8.098             352      77.90
80.01 - 90.00                                        2,010    340,434,819.00       40.53      8.173             355      86.82
90.01 - 100.00                                          92     18,097,962.00        2.15      7.727             356      94.94
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               5,325    839,935,664.00      100.00      8.106             352      78.69
                                                  ========   ===============   =========   ========   =============   ========
Minimum: 9.49
Maximum: 98.37
Weighted Average: 78.69


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

ALL RECORDS
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Range of Gross Margins (%)                           Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
Fixed Rate Loans                                     1,683    229,032,225.00       27.27      8.061             340      76.19
<= 3.500                                                33      9,844,382.00        1.17      5.267             298      81.08
3.501 - 4.000                                           11      3,726,143.00        0.44      5.770             298      80.12
4.001 - 4.500                                            2        280,062.00        0.03      6.500             357      63.31
5.001 - 5.500                                            8      1,185,300.00        0.14      7.175             358      78.92
5.501 - 6.000                                           26      5,720,534.00        0.68      7.038             358      77.47
6.001 - 6.500                                        1,738    309,784,936.00       36.88      7.828             358      81.44
6.501 - 7.000                                        1,073    172,959,648.00       20.59      8.338             358      79.45
7.001 - 7.500                                          740    106,097,567.00       12.63      9.038             358      74.70
7.501 - 8.000                                           10      1,084,664.00        0.13      9.798             358      73.02
8.501 - 9.000                                            1        220,203.00        0.03      7.990             358      90.00
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               5,325    839,935,664.00      100.00      8.106             352      78.69
                                                  ========   ===============   =========   ========   =============   ========
Non-Zero Minimum: 3.000
Maximum: 8.990
Non-Zero Weighted Average: 6.567


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

ALL RECORDS
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Range of Minimum Mortgage Rates (%)                  Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
Fixed Rate Loans                                     1,683    229,032,225.00       27.27      8.061             340      76.19
4.501 - 5.000                                            6      1,919,644.00        0.23      4.943             298      84.59
5.001 - 5.500                                           39     10,451,727.00        1.24      5.380             310      79.11
5.501 - 6.000                                           49     13,733,397.00        1.64      5.900             344      77.05
6.001 - 6.500                                           90     22,783,671.00        2.71      6.428             358      77.32
6.501 - 7.000                                          277     63,459,834.00        7.56      6.908             358      77.10
7.001 - 7.500                                          473     98,920,403.00       11.78      7.373             358      79.86
7.501 - 8.000                                          606    106,769,218.00       12.71      7.888             358      80.55
8.001 - 8.500                                          587     98,131,855.00       11.68      8.395             358      81.23
8.501 - 9.000                                          626     88,918,051.00       10.59      8.880             358      80.60
9.001 - 9.500                                          365     47,304,873.00        5.63      9.380             358      80.60
9.501 - 10.000                                         291     34,507,352.00        4.11      9.865             358      79.63
10.001 -10.500                                          89      9,923,843.00        1.18     10.365             358      73.95
10.501 - 11.000                                         72      7,381,857.00        0.88     10.814             358      72.93
11.001 - 11.500                                         31      2,917,887.00        0.35     11.376             358      72.83
11.501 - 12.000                                         23      2,407,941.00        0.29     11.883             358      69.10
12.001 - 12.500                                         14      1,083,940.00        0.13     12.279             358      70.17
12.501 - 13.000                                          4        287,946.00        0.03     12.865             358      72.84
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               5,325    839,935,664.00      100.00      8.106             352      78.69
                                                  ========   ===============   =========   ========   =============   ========
Non-Zero Minimum: 4.840
Maximum: 12.990
Non-Zero Weighted Average: 8.123


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

ALL RECORDS
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Range of Maximum Loan Rates (%)                      Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
Fixed Rate Loans                                     1,683    229,032,225.00       27.27      8.061             340      76.19
<= 12.500                                               11      2,194,481.00        0.26      5.561             358      75.36
12.501 - 13.000                                         40     10,517,752.00        1.25      5.924             358      76.04
13.001 - 13.500                                         90     22,753,459.00        2.71      6.436             358      77.30
13.501 - 14.000                                        278     63,590,668.00        7.57      6.911             358      77.14
14.001 - 14.500                                        473     98,948,412.00       11.78      7.375             358      79.86
14.501 - 15.000                                        608    106,972,411.00       12.74      7.891             358      80.55
15.001 - 15.500                                        587     98,026,000.00       11.67      8.396             358      81.22
15.501 - 16.000                                        626     88,962,493.00       10.59      8.884             358      80.56
16.001 - 16.500                                        364     47,234,942.00        5.62      9.380             358      80.61
16.501 - 17.000                                        294     36,048,526.00        4.29      9.603             355      79.94
17.001 - 17.500                                        118     18,359,079.00        2.19      8.061             330      76.79
17.501 - 18.000                                         81     10,597,503.00        1.26      9.299             340      75.19
18.001 - 18.500                                         31      2,917,887.00        0.35     11.376             358      72.83
18.501 - 19.000                                         23      2,407,941.00        0.29     11.883             358      69.10
19.001 - 19.500                                         14      1,083,940.00        0.13     12.279             358      70.17
19.501 - 20.000                                          4        287,946.00        0.03     12.865             358      72.84
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               5,325    839,935,664.00      100.00      8.106             352      78.69
                                                  ========   ===============   =========   ========   =============   ========
Non-Zero Minimum: 12.250
Maximum: 19.990
Non-Zero Weighted Average: 15.232


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

ALL RECORDS
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Initial Periodic Cap (%)                             Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
Fixed Rate Loans                                     1,683    229,032,225.00       27.27      8.061             340      76.19
1                                                       11      1,414,812.00        0.17      8.549             358      81.54
1.5                                                  3,587    595,918,102.00       70.95      8.184             358      79.60
3                                                       44     13,570,525.00        1.62      5.405             298      80.82
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               5,325    839,935,664.00      100.00      8.106             352      78.69
                                                  ========   ===============   =========   ========   =============   ========
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.532

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Subseqeunt Periodic Cap (%)                          Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
Fixed Rate Loans                                     1,683    229,032,225.00       27.27      8.061             340      76.19
1                                                       12      1,478,722.00        0.18      8.601             358      81.47
1.5                                                  3,586    595,854,192.00       70.94      8.184             358      79.60
3                                                       44     13,570,525.00        1.62      5.405             298      80.82
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               5,325    839,935,664.00      100.00      8.106             352      78.69
                                                  ========   ===============   =========   ========   =============   ========
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.532


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

ALL RECORDS
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Next Rate Adjustment Dates                           Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
Fixed Rate                                           1,683    229,032,225.00       27.27      8.061             340      76.19
December 2002                                           44     13,570,525.00        1.62      5.405             298      80.82
May 2004                                                 1        143,467.00        0.02      8.500             354      90.00
June 2004                                                6        650,845.00        0.08      9.406             355      74.85
July 2004                                               53      8,141,762.00        0.97      7.924             356      75.87
August 2004                                            582    109,669,827.00       13.06      7.926             357      79.21
September 2004                                       2,667    430,084,467.00       51.20      8.229             358      79.76
October 2004                                           163     25,898,726.00        3.08      8.984             359      80.91
July 2005                                                1        201,216.00        0.02      7.250             356      83.40
August 2005                                             30      6,090,114.00        0.73      7.305             357      78.92
September 2005                                          90     15,730,037.00        1.87      7.859             358      78.43
October 2005                                             5        722,452.00        0.09      8.978             359      75.58
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               5,325    839,935,664.00      100.00      8.106             352      78.69
                                                  ========   ===============   =========   ========   =============   ========


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

ALL RECORDS
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Geographic Distribution of Mortgaged Properties      Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
California                                           1,481    332,618,791.00       39.60      7.701             354      78.41
Florida                                                418     51,798,139.00        6.17      8.386             353      79.36
Illinois                                               278     44,451,374.00        5.29      8.233             354      78.46
Michigan                                               363     40,678,145.00        4.84      8.598             354      78.91
Texas                                                  411     37,998,530.00        4.52      9.137             327      76.57
Massachusetts                                          139     28,970,970.00        3.45      7.840             352      72.88
New York                                               129     28,224,405.00        3.36      7.868             352      78.22
Colorado                                               141     23,662,428.00        2.82      7.983             357      80.62
New Jersey                                             116     22,270,159.00        2.65      8.412             350      78.47
Virginia                                                89     16,091,994.00        1.92      8.217             358      80.51
Minnesota                                               95     14,490,453.00        1.73      7.962             354      78.60
Georgia                                                119     14,473,813.00        1.72      8.579             348      80.33
Washington                                              78     13,773,486.00        1.64      8.104             355      79.58
Ohio                                                   132     12,483,774.00        1.49      8.520             358      80.65
Arizona                                                103     11,348,094.00        1.35      8.293             350      81.40
Other                                                1,233    146,601,110.00       17.45      8.461             352      79.82
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               5,325    839,935,664.00      100.00      8.106             352      78.69
                                                  ========   ===============   =========   ========   =============   ========

Number of States/District of Columbia Represented: 50

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Occupancy                                            Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
Primary                                              4,964    794,281,517.00       94.56      8.092             352      78.94
Investment                                             354     44,486,259.00        5.30      8.341             350      74.49
Second Home                                              7      1,167,888.00        0.14      8.416             358      70.66
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               5,325    839,935,664.00      100.00      8.106             352      78.69
                                                  ========   ===============   =========   ========   =============   ========


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

ALL RECORDS
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Property Type                                        Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
Single Family Residence                              4,258    651,356,246.00       77.55      8.138             352      78.79
Planned Unit Development                               439     84,836,372.00       10.10      7.997             351      79.76
2-4 Family                                             328     63,736,842.00        7.59      7.958             353      77.54
Condo                                                  231     33,513,673.00        3.99      7.998             357      77.27
Manufactured Housing                                    69      6,492,532.00        0.77      8.313             344      73.35
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               5,325    839,935,664.00      100.00      8.106             352      78.69
                                                  ========   ===============   =========   ========   =============   ========

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Loan Purpose                                         Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
Refinance - Cashout                                  3,456    541,099,776.00       64.42      8.134             351      77.07
Purchase                                               961    164,423,884.00       19.58      7.954             355      83.67
Refinance - Rate Term                                  908    134,412,004.00       16.00      8.181             352      79.16
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               5,325    839,935,664.00      100.00      8.106             352      78.69
                                                  ========   ===============   =========   ========   =============   ========


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

ALL RECORDS
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Documentation Level                                  Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
Full                                                 3,349    475,498,402.00       56.61      8.143             352      79.35
Stated                                               1,724    315,304,468.00       37.54      8.078             352      77.52
Limited                                                252     49,132,794.00        5.85      7.930             352      79.85
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               5,325    839,935,664.00      100.00      8.106             352      78.69
                                                  ========   ===============   =========   ========   =============   ========

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Range of Credit Scores                               Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
476 - 500                                               25      3,028,526.00        0.36      9.225             348      78.28
501 - 525                                              746     99,105,566.00       11.80      8.910             355      76.36
526 - 550                                              897    125,241,832.00       14.91      8.662             353      77.21
551 - 575                                              803    115,882,846.00       13.80      8.424             354      76.97
576 - 600                                              731    111,192,322.00       13.24      8.258             352      78.81
601 - 625                                              698    119,372,434.00       14.21      7.890             353      79.83
626 - 650                                              618    110,538,859.00       13.16      7.649             353      80.25
651 - 675                                              356     64,515,608.00        7.68      7.506             351      81.03
676 - 700                                              178     34,720,825.00        4.13      7.399             348      81.39
701 - 725                                              114     23,601,854.00        2.81      6.959             341      79.01
726 - 750                                               83     15,266,744.00        1.82      7.077             344      81.20
751 - 775                                               50     10,657,205.00        1.27      6.682             337      80.08
776 - 800                                               25      6,692,055.00        0.80      6.772             338      77.82
Above 800                                                1        118,989.00        0.01      7.250             358      71.01
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               5,325    839,935,664.00      100.00      8.106             352      78.69
                                                  ========   ===============   =========   ========   =============   ========
Non-Zero Minimum: 500
Maximum: 810
Non-Zero Weighted Average: 598


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

ALL RECORDS
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Prepayment Penalty Term                              Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
0                                                    1,162    167,902,256.00       19.99      8.211             343      77.76
1                                                        6        614,914.00        0.07      8.294             301      75.24
6                                                        3        192,928.00        0.02      9.098             273      84.96
12                                                     177     37,826,419.00        4.50      8.002             355      80.78
24                                                   2,902    478,645,608.00       56.99      8.141             357      79.50
36                                                     499     78,449,781.00        9.34      7.893             345      77.35
42                                                       7      1,284,363.00        0.15      7.305             358      79.18
48                                                       1        114,227.00        0.01      5.750             237      79.31
60                                                     568     74,905,168.00        8.92      7.936             347      75.99
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               5,325    839,935,664.00      100.00      8.106             352      78.69
                                                  ========   ===============   =========   ========   =============   ========
Non-Zero Minimum: 1
Maximum: 60
Non-Zero Weighted Average: 29


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                 Page 14 of 14

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

GROUP II
================================================================================

SUMMARY STATISTICS

Number of Mortgage Loans: 1,817
Aggregate Principal Balance ($): 350,003,277
Weighted Average Current Mortgage Rate (%): 8.111
Non-Zero Weighted Average Margin (%): 6.525
Non-Zero Weighted Average Maximum Rate (%): 15.391
Weighted Average Stated Original Term (months): 352
Weighted Average Stated Remaining Term (months): 350
Weighted Average Original LTV (%): 78.59
% First Liens: 100.00
% Owner Occupied: 94.98
% Purchase: 20.62
% Full Doc: 54.68
Non-Zero Weighted Average Credit Score: 607

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Product Types                                        Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
Fixed - 10 Year                                          7        384,929.00        0.11      9.056             118      73.01
Fixed - 15 Year                                         87      8,042,955.00        2.30      8.692             178      73.56
Fixed - 20 Year                                         50      5,297,520.00        1.51      8.278             238      75.67
Fixed - 25 Year                                          6        747,429.00        0.21      7.683             298      75.41
Fixed - 30 Year                                        892    141,199,047.00       40.34      8.001             358      78.12
ARM - 2 Year/6 Month                                   716    173,917,859.00       49.69      8.351             358      79.15
ARM - 3 Year/6 Month                                    38     11,486,883.00        3.28      7.452             358      79.53
ARM - 10 Year IO/1 Month                                21      8,926,654.00        2.55      5.397             298      80.85
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               1,817    350,003,277.00      100.00      8.111             350      78.59
                                                  ========   ===============   =========   ========   =============   ========


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

GROUP II
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Range of Gross Interest Rates (%)                    Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
4.000 - 4.999                                            4      1,598,676.00        0.46      4.847             298      86.39
5.000 - 5.999                                           32     13,050,915.00        3.73      5.661             323      78.00
6.000 - 6.999                                          213     63,059,645.00       18.02      6.753             354      75.71
7.000 - 7.999                                          482    123,780,546.00       35.37      7.508             353      79.88
8.000 - 8.999                                          362     67,624,480.00       19.32      8.555             347      80.23
9.000 - 9.999                                          377     47,581,266.00       13.59      9.717             350      79.62
10.000 - 10.999                                        247     24,421,167.00        6.98     10.511             352      75.37
11.000 - 11.999                                         73      6,900,066.00        1.97     11.552             345      72.18
12.000 - 12.999                                         24      1,791,539.00        0.51     12.412             346      69.10
13.000 - 13.999                                          2        126,936.00        0.04     13.400             358      66.93
14.000 - 14.999                                          1         68,039.00        0.02     14.750             178      65.00
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               1,817    350,003,277.00      100.00      8.111             350      78.59
                                                  ========   ===============   =========   ========   =============   ========
Minimum: 4.840
Maximum: 14.750
Weighted Average: 8.111


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

GROUP II
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Range of Cut-off Date Principal Balances ($)         Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
25,001 - 50,000                                        117      5,182,433.00        1.48     10.124             323      70.80
50,001 - 75,000                                        292     18,193,889.00        5.20      9.623             331      75.58
75,001 - 100,000                                       243     21,249,564.00        6.07      9.410             344      75.63
100,001 - 125,000                                      195     21,765,573.00        6.22      8.960             342      76.69
125,001 - 150,000                                      133     18,325,246.00        5.24      8.920             349      77.49
150,001 - 175,000                                      112     18,129,329.00        5.18      8.597             346      77.00
175,001 - 200,000                                       69     12,978,925.00        3.71      8.258             341      76.35
200,001 - 225,000                                       48     10,215,131.00        2.92      8.438             355      80.89
225,001 - 250,000                                       38      8,995,706.00        2.57      8.075             348      78.48
250,001 - 275,000                                       44     11,559,502.00        3.30      8.226             355      78.96
275,001 - 300,000                                       29      8,357,488.00        2.39      8.685             351      78.53
300,001 - 325,000                                       94     29,408,660.00        8.40      7.896             357      81.05
325,001 - 350,000                                       77     25,968,121.00        7.42      7.418             352      81.01
350,001 - 375,000                                       81     29,316,609.00        8.38      7.619             356      81.15
375,001 - 400,000                                       54     20,917,736.00        5.98      7.676             357      80.66
400,001 - 425,000                                       53     21,865,828.00        6.25      7.485             355      81.21
425,001 - 450,000                                       35     15,326,001.00        4.38      7.350             354      79.57
450,001 - 475,000                                       26     12,010,536.00        3.43      7.403             349      77.90
475,001 - 500,000                                       47     23,174,618.00        6.62      7.396             352      77.71
500,001 - 750,000                                       30     17,062,382.00        4.87      6.915             353      75.96
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               1,817    350,003,277.00      100.00      8.111             350      78.59
                                                  ========   ===============   =========   ========   =============   ========
Minimum: 35,312
Maximum: 683,255
Average: 192,627


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

GROUP II
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Stated Original Terms (months)                       Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
120                                                      7        384,929.00        0.11      9.056             118      73.01
180                                                     87      8,042,955.00        2.30      8.692             178      73.56
240                                                     50      5,297,520.00        1.51      8.278             238      75.67
300                                                     27      9,674,083.00        2.76      5.574             298      80.43
360                                                  1,646    326,603,789.00       93.31      8.168             358      78.72
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               1,817    350,003,277.00      100.00      8.111             350      78.59
                                                  ========   ===============   =========   ========   =============   ========
Minimum: 120
Maximum: 360
Weighted Average: 352

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Range of Stated Remaining Terms (months)             Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
109 - 120                                                7        384,929.00        0.11      9.056             118      73.01
169 - 180                                               87      8,042,955.00        2.30      8.692             178      73.56
229 - 240                                               50      5,297,520.00        1.51      8.278             238      75.67
289 - 300                                               27      9,674,083.00        2.76      5.574             298      80.43
349 - 360                                            1,646    326,603,789.00       93.31      8.168             358      78.72
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               1,817    350,003,277.00      100.00      8.111             350      78.59
                                                  ========   ===============   =========   ========   =============   ========
Minimum: 118
Maximum: 359
Weighted Average: 350


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

GROUP II
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Range of Original LTV Ratios (%)                     Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
10.01 - 20.00                                            3        267,109.00        0.08      7.101             358      17.71
20.01 - 30.00                                            9        688,136.00        0.20      8.712             351      24.86
30.01 - 40.00                                           15      1,670,371.00        0.48      8.250             325      35.25
40.01 - 50.00                                           47      6,708,586.00        1.92      8.058             339      46.74
50.01 - 60.00                                           80     13,786,086.00        3.94      7.924             354      56.04
60.01 - 70.00                                          259     44,751,037.00       12.79      8.366             344      66.85
70.01 - 80.00                                          730    135,650,915.00       38.76      8.099             350      77.82
80.01 - 90.00                                          642    139,287,553.00       39.80      8.088             352      86.94
90.01 - 100.00                                          32      7,193,484.00        2.06      7.552             353      95.09
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               1,817    350,003,277.00      100.00      8.111             350      78.59
                                                  ========   ===============   =========   ========   =============   ========
Minimum: 16.29
Maximum: 98.37
Weighted Average: 78.59


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

GROUP II
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Range of Gross Margins (%)                           Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
Fixed Rate Loans                                     1,042    155,671,880.00       44.48      8.047             344      77.78
<= 3.500                                                14      6,006,904.00        1.72      5.222             298      81.48
3.501 - 4.000                                            7      2,919,750.00        0.83      5.758             298      79.54
5.501 - 6.000                                            7      2,622,569.00        0.75      6.915             358      77.34
6.001 - 6.500                                          271     93,785,561.00       26.80      7.586             358      81.50
6.501 - 7.000                                          224     50,265,194.00       14.36      8.559             358      79.99
7.001 - 7.500                                          245     38,127,098.00       10.89      9.760             358      72.75
7.501 - 8.000                                            7        604,320.00        0.17     10.056             358      61.78
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               1,817    350,003,277.00      100.00      8.111             350      78.59
                                                  ========   ===============   =========   ========   =============   ========
Non-Zero Minimum: 3.000
Maximum: 7.900
Non-Zero Weighted Average: 6.525


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

GROUP II
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Range of Minimum Mortgage Rates (%)                  Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
Fixed Rate Loans                                     1,042    155,671,880.00       44.48      8.047             344      77.78
4.501 - 5.000                                            4      1,598,676.00        0.46      4.847             298      86.39
5.001 - 5.500                                           13      5,486,176.00        1.57      5.376             306      79.39
5.501 - 6.000                                           19      7,759,582.00        2.22      5.875             338      75.95
6.001 - 6.500                                           26     11,120,272.00        3.18      6.434             358      78.45
6.501 - 7.000                                           62     26,409,514.00        7.55      6.893             358      78.65
7.001 - 7.500                                           99     37,763,800.00       10.79      7.355             358      82.74
7.501 - 8.000                                           52     20,033,063.00        5.72      7.879             358      80.05
8.001 - 8.500                                           50     19,260,974.00        5.50      8.400             358      81.50
8.501 - 9.000                                           30     11,221,652.00        3.21      8.893             358      78.90
9.001 - 9.500                                           15      5,520,271.00        1.58      9.343             358      81.38
9.501 - 10.000                                         178     24,364,413.00        6.96      9.931             358      78.94
10.001 -10.500                                          88      9,888,873.00        2.83     10.366             358      73.96
10.501 - 11.000                                         71      7,345,884.00        2.10     10.813             358      72.85
11.001 - 11.500                                         30      2,881,910.00        0.82     11.374             358      72.74
11.501 - 12.000                                         22      2,373,462.00        0.68     11.882             358      69.01
12.001 - 12.500                                         12      1,014,931.00        0.29     12.287             358      69.87
12.501 - 13.000                                          4        287,946.00        0.08     12.865             358      72.84
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               1,817    350,003,277.00      100.00      8.111             350      78.59
                                                  ========   ===============   =========   ========   =============   ========
Non-Zero Minimum: 4.840
Maximum: 12.990
Non-Zero Weighted Average: 8.162


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

GROUP II
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Range of Maximum Loan Rates (%)                      Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
Fixed Rate Loans                                     1,042    155,671,880.00       44.48      8.047             344      77.78
<= 12.500                                                2        737,948.00        0.21      5.500             357      77.20
12.501 - 13.000                                         13      5,179,832.00        1.48      5.906             357      74.18
13.001 - 13.500                                         26     11,120,272.00        3.18      6.434             358      78.45
13.501 - 14.000                                         62     26,409,514.00        7.55      6.893             358      78.65
14.001 - 14.500                                         99     37,763,800.00       10.79      7.355             358      82.74
14.501 - 15.000                                         52     20,033,063.00        5.72      7.879             358      80.05
15.001 - 15.500                                         50     19,260,974.00        5.50      8.400             358      81.50
15.501 - 16.000                                         31     11,315,167.00        3.23      8.902             358      78.99
16.001 - 16.500                                         15      5,520,271.00        1.58      9.343             358      81.38
16.501 - 17.000                                        181     25,869,574.00        7.39      9.617             354      79.36
17.001 - 17.500                                         99     14,637,101.00        4.18      8.741             339      75.83
17.501 - 18.000                                         77      9,925,634.00        2.84      9.513             342      74.57
18.001 - 18.500                                         30      2,881,910.00        0.82     11.374             358      72.74
18.501 - 19.000                                         22      2,373,462.00        0.68     11.882             358      69.01
19.001 - 19.500                                         12      1,014,931.00        0.29     12.287             358      69.87
19.501 - 20.000                                          4        287,946.00        0.08     12.865             358      72.84
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               1,817    350,003,277.00      100.00      8.111             350      78.59
                                                  ========   ===============   =========   ========   =============   ========
Non-Zero Minimum: 12.500
Maximum: 19.990
Non-Zero Weighted Average: 15.391


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

GROUP II
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Initial Periodic Cap (%)                             Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
Fixed Rate Loans                                     1,042    155,671,880.00       44.48      8.047             344      77.78
1                                                        1         93,515.00        0.03      9.900             358      90.00
1.5                                                    753    185,311,227.00       52.95      8.295             358      79.16
3                                                       21      8,926,654.00        2.55      5.397             298      80.85
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               1,817    350,003,277.00      100.00      8.111             350      78.59
                                                  ========   ===============   =========   ========   =============   ========
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.569

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Subseqeunt Periodic Cap (%)                          Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
Fixed Rate Loans                                     1,042    155,671,880.00       44.48      8.047             344      77.78
1                                                        1         93,515.00        0.03      9.900             358      90.00
1.5                                                    753    185,311,227.00       52.95      8.295             358      79.16
3                                                       21      8,926,654.00        2.55      5.397             298      80.85
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               1,817    350,003,277.00      100.00      8.111             350      78.59
                                                  ========   ===============   =========   ========   =============   ========
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.569


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

GROUP II
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Next Rate Adjustment Dates                           Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
Fixed Rate                                           1,042    155,671,880.00       44.48      8.047             344      77.78
December 2002                                           21      8,926,654.00        2.55      5.397             298      80.85
June 2004                                                1        146,764.00        0.04     11.990             355      69.99
July 2004                                                6      1,534,574.00        0.44      7.869             356      67.93
August 2004                                            136     39,036,646.00       11.15      7.812             357      77.44
September 2004                                         544    127,807,511.00       36.52      8.467             358      79.86
October 2004                                            29      5,392,363.00        1.54      9.546             359      78.01
August 2005                                              7      3,072,534.00        0.88      6.992             357      79.31
September 2005                                          31      8,414,349.00        2.40      7.620             358      79.61
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               1,817    350,003,277.00      100.00      8.111             350      78.59
                                                  ========   ===============   =========   ========   =============   ========


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

GROUP II
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Geographic Distribution of Mortgaged Properties      Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
California                                             574    166,767,301.00       47.65      7.554             352      78.89
Florida                                                137     19,313,158.00        5.52      8.403             351      78.57
Texas                                                  199     19,121,758.00        5.46      9.453             323      78.41
New York                                                55     14,226,069.00        4.06      8.071             352      78.19
Michigan                                               101     12,166,937.00        3.48      9.149             348      79.60
Massachusetts                                           41     11,356,536.00        3.24      7.917             354      72.63
Illinois                                                62     10,639,253.00        3.04      8.564             349      75.85
New Jersey                                              45     10,260,122.00        2.93      8.570             353      78.97
Colorado                                                30      6,656,069.00        1.90      8.014             358      81.26
Virginia                                                29      6,327,117.00        1.81      8.294             358      80.59
Ohio                                                    45      5,003,426.00        1.43      8.629             358      81.44
Georgia                                                 35      4,915,257.00        1.40      8.952             347      75.50
Washington                                              17      4,205,090.00        1.20      7.896             355      77.68
Oregon                                                  23      4,071,524.00        1.16      8.044             347      78.62
Minnesota                                               19      3,965,108.00        1.13      7.739             345      79.54
Other                                                  405     51,008,553.00       14.57      8.850             348      78.83
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               1,817    350,003,277.00      100.00      8.111             350      78.59
                                                  ========   ===============   =========   ========   =============   ========

Number of States/District of Columbia Represented: 47

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Occupancy                                            Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
Primary                                              1,705    332,418,512.00       94.98      8.101             350      78.80
Investment                                             111     17,451,883.00        4.99      8.297             345      74.80
Second Home                                              1        132,882.00        0.04     10.000             358      70.00
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               1,817    350,003,277.00      100.00      8.111             350      78.59
                                                  ========   ===============   =========   ========   =============   ========


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

GROUP II
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Property Type                                        Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
Single Family Residence                              1,461    270,176,061.00       77.19      8.157             350      78.72
Planned Unit Development                               186     45,677,230.00       13.05      7.840             349      79.72
2-4 Family                                             101     23,384,733.00        6.68      8.057             350      77.50
Condo                                                   51      9,145,195.00        2.61      8.203             356      73.98
Manufactured Housing                                    18      1,620,058.00        0.46      8.342             344      67.53
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               1,817    350,003,277.00      100.00      8.111             350      78.59
                                                  ========   ===============   =========   ========   =============   ========

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Loan Purpose                                         Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
Refinance - Cashout                                  1,093    209,933,147.00       59.98      8.190             349      77.11
Purchase                                               313     72,175,805.00       20.62      7.803             353      83.37
Refinance - Rate Term                                  411     67,894,324.00       19.40      8.195             349      78.10
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               1,817    350,003,277.00      100.00      8.111             350      78.59
                                                  ========   ===============   =========   ========   =============   ========


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

GROUP II
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Documentation Level                                  Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
Full                                                 1,204    191,390,597.00       54.68      8.255             348      78.84
Stated                                                 509    133,575,118.00       38.16      7.958             353      78.12
Limited                                                104     25,037,562.00        7.15      7.830             348      79.19
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               1,817    350,003,277.00      100.00      8.111             350      78.59
                                                  ========   ===============   =========   ========   =============   ========

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Range of Credit Scores                               Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
476 - 500                                               11      1,276,512.00        0.36     10.177             336      77.62
501 - 525                                              278     37,359,182.00       10.67      9.480             353      75.05
526 - 550                                              273     42,246,273.00       12.07      9.036             350      77.79
551 - 575                                              274     44,172,999.00       12.62      8.731             350      76.59
576 - 600                                              231     41,736,055.00       11.92      8.329             348      78.67
601 - 625                                              207     46,988,080.00       13.43      7.778             352      79.02
626 - 650                                              226     55,288,657.00       15.80      7.447             352      79.50
651 - 675                                              128     30,806,024.00        8.80      7.350             351      80.56
676 - 700                                               78     19,111,705.00        5.46      7.462             349      81.13
701 - 725                                               49     13,896,727.00        3.97      6.841             343      80.03
726 - 750                                               29      7,302,792.00        2.09      6.891             341      83.94
751 - 775                                               18      5,210,529.00        1.49      6.593             331      82.74
776 - 800                                               15      4,607,742.00        1.32      6.679             338      76.97
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               1,817    350,003,277.00      100.00      8.111             350      78.59
                                                  ========   ===============   =========   ========   =============   ========
Non-Zero Minimum: 500
Maximum: 798
Non-Zero Weighted Average: 607


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-NC6          MORGAN STANLEY

GROUP II
================================================================================

                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                   Aggregate   Aggregate   Weighted
                                                    Number           Cut-off     Cut-off    Average        Weighted   Weighted
                                                        of              Date        Date      Gross         Average    Average
                                                  Mortgage         Principal   Principal   Interest       Remaining   Original
Prepayment Penalty Term                              Loans       Balance ($)     Balance   Rate (%)   Term (months)    LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------   -------------   --------
0                                                      472     78,931,266.00       22.55      8.306             339      78.16
1                                                        5        534,023.00        0.15      8.340             293      73.01
6                                                        1         55,198.00        0.02      9.750             358      85.00
12                                                      60     17,507,358.00        5.00      7.966             357      81.25
24                                                     630    150,159,595.00       42.90      8.186             357      78.97
36                                                     283     50,920,974.00       14.55      7.833             346      78.06
42                                                       5        972,727.00        0.28      7.203             358      77.36
48                                                       1        114,227.00        0.03      5.750             237      79.31
60                                                     360     50,807,908.00       14.52      7.937             348      77.85
                                                  --------   ---------------   ---------   --------   -------------   --------
Total:                                               1,817    350,003,277.00      100.00      8.111             350      78.59
                                                  ========   ===============   =========   ========   =============   ========
Non-Zero Minimum: 1
Maximum: 60
Non-Zero Weighted Average: 32


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                 Page 14 of 14